UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2018 (November 2, 2018)

The Meet Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33105	86-0879433
(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania 18938
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) (215) 862-1162
(Former Name or Address, if Changes Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On November 2, 2018, the Board of Directors (the “Board”) of The Meet Group, Inc., a Delaware corporation (the “Corporation”) approved amendments to amend and restate the Corporation’s By-laws (the “By-laws”). The By-laws were last amended on April 3, 2017.

The amendments to the By-laws are intended to, among other things (i) provide for orderly and transparent processes by which annual and special meetings of the stockholders are called, (ii) enhance the information that the Board has access to about the stockholders seeking to bring business before an annual or special meeting of the stockholders, the director nominees and/or other business proposed to be brought before the meeting by such stockholders, including, but not limited to, the information relating to the interests, objectives and potential conflicts of the proposing stockholder in proposing such director nominees and/or other business, so as to facilitate the ability of the Board to make informed voting recommendations to stockholders on any matter that will come before the meeting, (iii) enhance the information that the Board has access to from stockholders requesting that the Board set a record date for determining the stockholders entitled to request that a special meeting of stockholders be called, (iv) provide for appropriate procedural safeguards to ensure compliance with the spirit and intent of the By-laws’ advance notice requirements, (v) provide for orderly stockholders’ meetings, and (vi) address various matters relating to the Board, including provisions to enhance the Corporation’s pre-existing requirements that, in an uncontested election of directors, a director is only elected by a majority of the votes cast for such director at a stockholders’ meeting and the related resignation requirement for an incumbent director seeking re-election who does not receive such a required vote.

Set forth below is a summary of the amendments to the By-laws. Capitalized terms used but not defined herein have the meanings ascribed thereto in the By-laws.

Provisions Relating to Stockholders’ Meetings

•
Provide that at any annual meeting of stockholders only such business shall be considered as properly comes before it in accordance with the By-laws, the Corporation’s Amended and Restated Certificate of Incorporation, the Delaware General Corporation Law, and other applicable law.

•
Provide that at every stockholders’ meeting, the Chairman of the Board, if any, or if not, such person who is designated by the Board by resolution of the Board approved by the affirmative vote of a majority of the Entire Board, shall act as Presiding Officer and shall call all stockholders’ meetings to order.

•
Provide that any previously scheduled annual or special meeting may be postponed, and any previously scheduled annual or special meeting called by the Board may be canceled, by resolution of the Board approved by the affirmative vote of a majority of the Entire Board and upon public notice given prior to the time previously scheduled for such meeting.

•
Provide that business may be brought before an annual meeting by the Chairman of the Board, if any, but only if delegated that authority by a resolution of the Board approved by the affirmative vote of a majority of the Entire Board.

Provisions Relating to Advance Notices of Stockholder Proposals

•
Provide that for a proposal to be properly brought before any annual meeting by a stockholder, such proposal must be a proper subject for stockholder action, and be otherwise permitted pursuant to applicable law, the Certificate of Incorporation and the By-laws.

•
Provide that for a proposal to be properly brought before any annual meeting by a stockholder, the stockholder must not only provide a timely and proper notice to the Corporation, but must also provide any updates or supplements to such notice as required by the By-laws.

•
Require that a stockholder’s advance notice of proposed business include a description in reasonable detail of any contacts and discussions between any Proposing Person and any officer, director, affiliate, associate, or employee of the Corporation (naming such officer, director, affiliate, associate or employee and listing the dates and describing the nature of such contacts and discussions).

•
Require that a stockholder’s advance notice of proposed business include a description in reasonable detail of any plans or proposals of any Proposing Person relating to the Corporation that would be required to be disclosed by such Proposing Person pursuant to Item 4 of Schedule 13D if a Schedule 13D relating to the Corporation was filed with the SEC by such Proposing Person pursuant to the Exchange Act (regardless of whether the requirement to file a Schedule 13D with the SEC is applicable to such Proposing Person) together with a description of any agreements, arrangements or understandings (whether written or oral and whether formal or informal) that relate to such plans or proposals and naming all the parties to any such agreements, arrangements or understandings.

•
Provide that the disclosures required to be included in a Proposal Notice relating to a Proposing Person shall not include any such disclosures with respect to the ordinary course of business activities of any broker, dealer, commercial bank, or trust company who is deemed a Proposing Person solely as a result of being the stockholder directed to prepare and submit a Proposal Notice required by the By-laws on behalf of a beneficial owner of the shares held of record by such broker, dealer, commercial bank, or trust company and who is not otherwise affiliated or associated with such beneficial owner.

•	Require a Proposal Notice, if it includes a proposal to amend the By-laws, the Certificate of Incorporation or any Corporation policy, to include the text of the proposed amendment.

•
Provide that should any event, development or occurrence take place within ten (10) business days prior to the annual meeting which requires an update or supplement to the Proposal Notice, such update and supplement shall be received by the Secretary of the Corporation not later than one (1) business day following any such event, development or occurrence.

•
Provide that the Board can request a Proposing Person to provide the Corporation with an executed and notarized affidavit to demonstrate the accuracy of any information submitted by such Proposing Person.

•
Provide that, if the Proposing Person is not Present in Person at the annual meeting to present the proposed business described in the Proposal Notice, such proposed business shall be disregarded notwithstanding that proxies in respect of the vote on the proposed business may have been received by the Corporation.

•
Require that the By-laws’ disclosure requirements applicable to a Proposal Notice be directly and expressly responded to, require that a Proposal Notice include clear and express cross references indicating how the information disclosed is intended to be responsive to the By-laws’ disclosure requirements, and provide that any global cross-references in a Proposal Notice purporting to make any disclosure provided therein applicable to all of the By-laws’ disclosure requirements, regardless of the absence of any express cross-references, shall be disregarded.

•
Provide that any pre-existing documents, including documents previously filed with the SEC, cannot be incorporated by reference into a Proposal Notice in order to comply with advance notice requirements regarding what needs to be disclosed in a Proposal Notice.

•
Provide that, if the information included in a Proposal Notice by a Proposing Person is not true, correct and complete in all respects prior to the Proposal Notice Deadline, the Proposal Notice shall be deemed not to comply with the By-laws.

•
Provide that a Proposing Person submitting a Proposal Notice, by its delivery to the Corporation, acknowledges that it understands that nothing contained therein shall be considered confidential or proprietary information and that neither the Corporation, the Board, nor any agents or representatives thereof shall be restricted, in any manner, from publicly disclosing or using any of the information contained in a Proposal Notice.

•
Provide that the definition of a Proposing Person be expanded to include any spouse or family member of the stockholder submitting the Proposal Notice or, if different, the beneficial owner on whose behalf the Proposal Notice is given to the extent that such spouse or family member is involved in engaging with the Corporation on behalf of such stockholder or beneficial owner.

Provisions Relating to Special Meetings of Stockholders

•
Provide that any special meeting of stockholders shall be held at such date and time as may be fixed by resolution of the Board adopted by the affirmative vote of a majority of the Entire Board and otherwise in accordance with the By-laws, the DGCL and other applicable law.

•
Specify the requirements applicable to a stockholder seeking to nominate director candidates for election to the Board at a special meeting of stockholders, whether a Stockholder Requested Special Meeting or other special meeting of stockholders where the election of directors is a matter specified in the notice of meeting given by the person calling the special meeting, including, but not limited to, the requirements to be Present in Person at the meeting and to deliver a timely and proper advance notice of nominations in writing to the Secretary of the Corporation and provide updates and supplements to such notice in accordance with the By-laws.

•
Require that a Record Date Request Notice include a description in reasonable detail of any interest of any Requesting Person in such proposed business, including any anticipated benefit to any Requesting Person therefrom, including any interest that will be disclosed to the Corporation’s stockholders in any proxy statement to be distributed to the Corporation’s stockholders.

•
Require that a Record Date Request Notice include any information relating to the proposed business or nominees that would be required to be disclosed in a proxy statement or other filing required to be made with the SEC in connection with a contested solicitation of proxies by any Requesting Person in support of the business or nominees proposed to be brought before the Stockholder Requested

Special Meeting pursuant to Section 14(a) of the Exchange Act.

•	Require a Special Meeting Request Notice, if it includes a proposal to amend the By-laws, the Certificate of Incorporation or any Corporation policy, to include the text of the proposed amendment.

•
Require that the By-laws’ disclosure requirements applicable to a Record Date Request Notice or Special Meeting Request Notice, as the case may be, be directly and expressly responded to, require that any such request include clear and express cross references indicating how the information disclosed therein is intended to be responsive to the By-laws’ disclosure requirements, and provide that any global cross-references in any such request purporting to make any disclosure provided therein applicable to all of the By-laws’ disclosure requirements, regardless of the absence of any express cross-references, shall be disregarded.

•
Provide that any pre-existing documents, including documents previously filed with the SEC, cannot be incorporated by reference into a Record Date Request Notice or Special Meeting Request Notice, as the case may be, in order to comply with the informational requirements regarding what needs to be disclosed in any such Record Date Request Notice or Special Meeting Request Notice.

•
Provide that, if the information included in a Record Date Request Notice or Special Meeting Request Notice, as the case may be, is not true, correct and complete in all respects, any such Record Date Request Notice or Special Meeting Request Notice shall be deemed not to comply with the By-laws.

•
Provide that any person submitting a Record Date Request Notice or Special Meeting Request Notice, as the case may be, by its delivery to the Corporation, acknowledges that it understands that nothing contained therein shall be considered confidential or proprietary information and that neither the Corporation, the Board, nor any agents or representatives thereof shall be restricted, in any manner, from publicly disclosing or using any of the information contained in any such Record Date Request Notice or Special Meeting Request Notice.

•
Provide that the disclosures required to be included in a Record Date Request Notice or Special Meeting Request Notice, as the case may be, relating to a Requesting Person shall not include any such disclosures with respect to the ordinary course of business activities of any broker, dealer, commercial bank, or trust company who is deemed a Requesting Person solely as a result of being the stockholder directed to prepare and submit such request as required by the By-laws on behalf of a beneficial owner of the shares held of record by such broker, dealer, commercial bank, or trust company and who is not otherwise affiliated or associated with such beneficial owner.

•
Provide that the definition of a Requesting Person be expanded to include any spouse or family member of the stockholder submitting the Record Date Request Notice or, if different, the beneficial owner on whose behalf the Record Date Request Notice is given to the extent that such spouse or family member is involved in engaging with the Corporation on behalf of such stockholder or beneficial owner.

•
Provide that in addition to the requirements of the By-laws, each person submitting a Record Date Request Notice or a Special Meeting Request Notice, as the case may be, shall comply with all applicable requirements of the Exchange Act, the SEC, the DGCL and other applicable law with respect to any Record Date Request Notice, Special Meeting Request Notice, or Stockholder Requested Special Meeting, any solicitations of special meeting demands or proxies from the Corporation's stockholders in connection therewith, and any filings required to be made with the SEC in connection with any of the foregoing.

Provisions Relating to Advance Notices of Director Nominations

•
Provide that for a director nomination to be properly brought before any stockholders’ meeting by a stockholder, the stockholder must not only provide a timely and proper notice to the Corporation, but must also provide any updates or supplements to such notice as are required by the By-laws.

•
Require that a Nominating Notice submitted to the Corporation be accompanied by a written questionnaire completed and signed by each Stockholder Nominee with respect to the background, qualifications and independence of each Stockholder Nominee (in the form provided by the Secretary of the Corporation upon written request).

•
Require that a Nominating Notice include all other information reasonably requested by the Corporation in order to permit the Board to determine that each Stockholder Nominee is independent under the listing standards of the principal U.S. exchange upon which the Corporation’s common stock is listed, any applicable SEC rules and any publicly disclosed standards used by the Board in determining the independence of the Corporation’s directors.

•
Provide that should any event, development or occurrence take place within ten (10) business days prior to the stockholders’ meeting which requires an update or supplement to the Nominating Notice, such update and supplement shall be received by the Secretary of the Corporation not later than one (1) business day following any such event, development or occurrence.

•
Provide that the Board can request a Nominating Person to provide the Corporation with an executed and notarized affidavit to demonstrate the accuracy of any information submitted by such Nominating Person.

•
Provide that, if the Nominating Person is not Present in Person at the stockholders’ meeting to present the proposed nominations described in the Nominating Notice, such proposed nominations shall be disregarded notwithstanding that proxies in respect of the vote on the proposed nominations may have been received by the Corporation.

•
Require that the By-laws’ disclosure requirements be directly and expressly responded to, require that a Nominating Notice include clear and express cross references indicating how the information disclosed is intended to be responsive to the By-laws’ disclosure requirements, and provide that any global cross-references in a Nominating Notice purporting to make any disclosure provided therein applicable to all of the By-laws’ disclosure requirements, regardless of the absence of any express cross-references, shall be disregarded.

•
Provide that any pre-existing documents, including documents previously filed with the SEC, cannot be incorporated by reference into a Nominating Notice in order to comply with advance notice requirements regarding what needs to be disclosed in a Nominating Notice.

•
Provide that, if the information included in a Nominating Notice by a Nominating Person is not true, correct and complete in all respects prior to the Nominating Notice Deadline, then the Nominating Notice shall be deemed to not comply with the By-laws.

•	Provide that a Nominating Person submitting a Nominating Notice, by its delivery to the Corporation,

acknowledges that it understands that nothing contained therein shall be considered confidential or proprietary information and that neither the Corporation, the Board, nor any agents or representatives thereof shall be restricted, in any manner, from publicly disclosing or using any of the information contained in a Nominating Notice.

•
Provide that the definition of a Nominating Person be expanded to include any spouse or family member of the stockholder submitting the Nominating Notice or, if different, the beneficial owner on whose behalf the Nominating Notice is given to the extent that such spouse or family member is involved in engaging with the Corporation on behalf of such stockholder or beneficial owner.

Provisions Relating to Board Matters

•
Provide that each person who is nominated to stand for election as director, whether such nomination is proposed by the Corporation or a stockholder, shall, as a condition to such nomination, tender an irrevocable and executed letter of resignation in advance of the meeting for the election of directors that would provide for such person to resign in the event he or she failed to receive a majority of the votes cast for such person.

•
Provide that the Secretary of the Corporation shall determine, based on whether one or more Nominating Notices were received by the Corporation and not withdrawn, whether a stockholders’ meeting is contested or uncontested for purposes of determining whether directors shall be elected by the majority of the votes cast or a plurality of the votes cast.

•	Require that any request by two or more directors to call a special meeting of the Board must be made in writing.

•	Provide that Board compensation shall be determined by resolution of the Board approved by the affirmative vote of a majority of the Entire Board.

Other Revisions

•
Incorporate into the By-law various other “clean-up” changes, including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, and providing capitalized definitions for certain terms.

The foregoing description of the various amendments included in the By-laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-laws adopted by the Board on November 2, 2018, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX
Exhibit Number	Description
3.1	Amended and Restated By-laws of The Meet Group, Inc., amended and restated as of November 2, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEET GROUP, INC.
(Registrant)

Date:	November 7, 2018	By: /s/ Geoff Cook
Name: Geoff Cook Title: Chief Executive Officer